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                      METROPOLITAN LIFE INSURANCE COMPANY

                           PARAGON SEPARATE ACCOUNT A

     GROUP AND INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                                     (AFIS)

                        SUPPLEMENT DATED AUGUST 8, 2014
                     TO THE PROSPECTUS DATED APRIL 28, 2014

This supplement revises certain information contained in the April 28, 2014 prospectus for the above-referenced group and individual variable life insurance policies.

The fees and expenses of the following Funds have been revised due to a change in the Funds' target asset allocation strategy. Note that if a similar change occurs in the future, it could result in fees and expenses that are higher than those shown below. To determine if such an increase in fees and expenses has occurred before you make an initial investment in a Fund, you may request a copy of the Fund's most recent prospectus by calling us at (800) 685-0124.

                                             DISTRIBUTION              ACQUIRED     TOTAL                     NET TOTAL
                                                AND/OR                FUND FEES     ANNUAL      FEE WAIVER      ANNUAL
                                MANAGEMENT  SERVICE(12B-1)   OTHER       AND      OPERATING   AND/OR EXPENSE  OPERATING
FUND                               FEE           FEES       EXPENSES   EXPENSES    EXPENSES   REIMBURSEMENT    EXPENSES
------------------------------  ----------  -------------  ---------  ----------  ----------  --------------  ----------
FIDELITY(R) VARIABLE INSURANCE
PRODUCTS - INITIAL CLASS
  Freedom 2010 Portfolio                 -               -         -       0.55%       0.55%               -       0.55%
  Freedom 2020 Portfolio                 -               -         -       0.60%       0.60%               -       0.60%
  Freedom 2030 Portfolio                 -               -         -       0.68%       0.68%               -       0.68%
  Freedom 2040 Portfolio                 -               -         -       0.70%       0.70%               -       0.70%
  Freedom 2050 Portfolio                 -               -         -       0.70%       0.70%               -       0.70%

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.